WARRANT

                          To Purchase Common Stock of

                           HICKORY FURNITURE COMPANY





                             Warrant No. 1
                 No. of Shares of Common Stock: 6,000

                          TABLE OF CONTENTS
                                                                           Page

 SECTION 1.        DEFINITIONS                                                1

 SECTION 2.        EXERCISE OF WARRANT                                        4
   2.1.            Manner of Exercise                                         4
   2.2.            Payment of Taxes                                           5
   2.3.            Fractional Shares                                          6
   2.4.            Continued Validity                                         6

 SECTION 3.        TRANSFER, DIVISION AND COMBINATION                         6
   3.1.            Transfer                                                   6
   3.2.            Division and Combination                                   7
   3.3.            Expenses                                                   7
   3.4.            Maintenance of Books                                       7

 SECTION 4.        ADJUSTMENTS                                                7
   4.1.            Stock Dividents, Subdivision and
                     Combinations                                             7
   4.2.            Certain Other Distributions                                8
   4.3.            Issuance of Additional Shares of
                     Common Stock                                             8
   4.4.            Issuance of Warrants of Other
                     Rights                                                   9
   4.5.            Issuance of Convertible Securities                        10
   4.6.            Superseding Adjustment                                    11
   4.7.            Other Provisions Applicable to
                     Adjustments under this Section                          12
   4.8.            Reorganization, Reclassification,
                     Merger, Consolidation  or
                     Disposition of Assets                                   14

 SECTION 5.        NOTICE TO WARRANT HOLDERS                                 15
   5.1.            Notice of Adjustments                                     15
   5.2.            Notice of Certain Corporate Action                        16

 SECTION 6.        NO IMPAIRMENT                                             16

 SECTION 7.        RESERVATION AND AUTHORIZATION OF COMMON
                   STOCK; REGISTRATION WITH OR APPROVAL
                   OF ANY GOVERNMENTAL AUTHORITY                             17

 SECTION 8.        TAKING OF RECORD; STOCK AND WARRANT
                   TRANSFER BOOKS                                            17

 SECTION 9.        RESTRICTION ON TRANSFERABILITY                            17
   9.1.            Restrictive Legend                                        18
   9.2.            Notice of Proposed Transfers
                   Requests for Registration                                 18
   9.3.            Termination of Restrictions                               19
   9.4.            Listing on Securities Exchange                            20

 SECTION 10.       SUPPLYING INFORMATION                                     20

 SECTION 11.       LOSS OR MUTILATION                                        20

 SECTION 12.       OFFICE OF THE COMPANY                                     20

 SECTION 13.       FINANCIAL AND BUSINESS INFORMATION                        20
   13.1. Quarterly Information                                               20
   13.2. Annual Information                                                  21
   13.3. Filings  21

 SECTION 14.     REPURCHASE BY THE COMPANY OF WARRANT                        21
   14.1.           Obligation to Repurchase Warrant
                            or Warrant Stock                                 21
   14.2.           Payment of Repurchase Price                               22

 SECTION 15.       LIMITATION OF LIABILITY                                   23

 SECTION 16.       MISCELLANEOUS                                             23
   16.1.   Nonwaiver and Expenses                                            23
   16.2.   Notice Generally                                                  23
   16.3.   Successors and Assigns                                            24
   16.4.   Amendment                                                         24
   16.5.   Severability                                                      24
   16.6.   Headings                                                          25
   16.7.   Governing Law                                                     25

 SIGNATURE                                                                   25



 EXHIBIT

 Exhibit A - Subscription Form

   THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.



 Initial No. of Shares of Common Stock: 6,000     Warrant No. 1



                        To Purchase Common Stock of

                             HICKORY FURNITURE COMPANY



   THIS IS TO CERTIFY THAT INDIANA FINANCIAL INVESTORS, INC., or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from HICKORY FURNITURE COMPANY, a Delaware corporation (the "Company"), 6,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at the Current Warrant Price, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

    I. DEFINITIONS

   As used in this Warrant, the following terms have the respective meanings set forth below:

   "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the date of this Warrant, other than Warrant Stock.

   "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value applicable to Common Stock of the Company as of the last day of any month immediately preceding such date, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP by a firm of independent certified public accountants of recognized national standing selected by the Company, and including in such value the purchase price to be received by the Company upon the issuance of any such shares which are not yet issued.

   "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Indiana.

   "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

   "Common Stock" shall mean (except where the context otherwise indicated) the Common Stock, no par value, of the Company as constituted on the date of this Warrant, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the company in the circumstances contemplated by Section 4.8.

   "Convertible Securities" shall mean evidences of indebtedness, shares of stock, options or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

   "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date, and (b) the daily market price per share of Common Stock as at such date. The daily market price shall be (i) the last sale price on such date on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (ii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation
 Bureau, Inc. (iv) if neither such corporation at the time is engaged in the business of reporting such prices as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Holder and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Holder and one of which shall be selected by the Company.


   "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this warrant on such date. As of the date of this warrant, the Current Warrant Price shall be $1.00, subject to adjustment in accordance with the provisions of Section 4.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

   "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

   "Expiration Date' shall mean October 18, 1999.

   "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

   "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

   "Holder" shall mean the Person or Persons in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purposes.

   "IFII" shall mean Indiana Financial Investors, Inc. , an Indiana corporation.


   "NASD"  shall   mean   the   National   Association  of
 Securities Dealers, Inc., or any successor corporation thereto.

   "Other Property" shall have the meaning set forth in
 Section 4.8.

   "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.



   "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

   "Repurchase Price" shall have the meaning set forth in
 Section 14.1.

   "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend  set  forth  in
 Section 9.1(a).

   "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the
 Commission thereunder, all as the same shall be in effect at the time.

   "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

   "Transfer Notice" shall have the meaning set forth in
 Section 9.2.

   "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination thereof, or in substitution therefor.
 All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

   "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
 Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

   "Warrant Stock" shall mean the shares of Common Stock purchasable by the holders of the Warrants upon the exercise thereof.



 2.     EXERCISE OF WARRANT

   2.1. MANNER OF EXERCISE. From and after the date of this Warrant and until 5:00 p.m., Eastern Standard Time, on the Expiration Date, Holder may exercise this Warrant from time to time, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 856 Seventh Avenue S.E., Hickory, North Carolina 28603 or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price and (ii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock deliver to Holder a new warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of
  Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

   Payment of the Warrant Price shall be made at the option of the Holder by certified or cashiers check.

   2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

   2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.



   2.4. CONTINUED VALIDITY. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.



    3. TRANSFER, DIVISION AND COMBINATION

   3.1. TRANSFER. Subject to compliance with Section
 9,transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section
 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this
 Warrant in a form acceptable to Company duly executed by Holder or its agent or attorney and if such transfer is not to be made pursuant to
 Section 14, funds sufficient to pay any transfer  taxes  payable  upon the
 making  of  such  transfer.   Upon  such surrender and, if required, such
 payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

   3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

   3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

   3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

 4. ADJUSTMENTS

   The number of shares of Common Stock for which this warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this
 Section 4 at the time of such event.



   4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
 If at any time the Company shall:

   (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of
 Common Stock,

   (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

   (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

   4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

   (a) cash,

   (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

    (C) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

 then Holder shall be entitled to receive such dividends or distribution as if Holder had exercised the Warrant.

   A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its
  Cominon Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Commorr Stock within the meaning of Section 4.1.



    4.3. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.
   (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price in effect at the time the Additional Shares of Common Stock are issued, or without consideration, then (i) the Current Warrant Price immediately thereafter shall be equal to such lower price per share determined in accordance with the provisions of Section 4.7(a);
  and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

   (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for consideration in the amount per Additional Share of Common Stock greater than the Current
  Warrant Price, but less than the then current Book Value, then the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then current Book Value.

   (c) The provisions of paragraphs (a) and (b) of this Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or which is subject to Section
 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of this Section 4.3. upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5.



   4.4. ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which
  Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the current Book Value immediately prior to the time of such issue or sale, then the number of shares for which this warrant is exercisable and, if required, the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

   4.5. ISSUANCE OF CONVERTIBLE SECURITIES.. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Corrdnon Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or current Book Value immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and, if required, the Current Warrant Price shall be adjusted as  provided  in
 Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this
  Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to
 Section 4.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such
  Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of Shares for which this warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

   4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and/or the Current Warrant Price shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

   (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

   (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event,

 then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

   (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

   (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

 4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENT UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustment of the number of shares of Common
 Stock for which this Warrant is exercisable and the Current
 Warrant Price provided for in this Section 4:

   (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued in cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration at the time of such issuance shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities
  or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the
  Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable  to  such  Additional  Shares  of  Common  Stock, Convertible
  Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to  any  warrants  or  other  rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the
  Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any consideration, such determination shall, if requested by the Holder, be supported by an opinion of an investment banking firm of recognized national standing selected by the Company and acceptable to such Holder.

   (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustment required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

   (c) FRACTIONAL INTERESTS. in computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.
   (d) WHEN ADJUSTMENT NOT REGUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

   (e) ESCROW OF WARRANT STOCK. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

   (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to such Holder.

   4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the
  Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Holder's Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation
  (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either irmnediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.


   5.  NOTICES TO WARRANT HOLDERS

   5.1. NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
 Section 4.2.), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the Current Warrant Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 16.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

   5.2. NOTICE OF CERTAIN CORPORATE ACTION. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

    6. NO IMPAIRMENT

   The Company shall not, directly or indirectly, (through a subsidiary) by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will
 (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior  to  such  increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

   Upon the request of Holder, the Company will at any time during the period this warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validly of this Warrant and the obligations of the Company hereunder.

  7. RESERVATTON AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTRORITY

   From and after the date of this Warrant, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as would be sufficient at such time to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and their issuance shall not trigger preemptive rights of others.

   Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

   Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

   If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

    8. TAIKING OF RECORD: STOCK AND WARRAHT TRANSFER BOOKS

   In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

    9. RESTRICTIONS ON TRANSFERABILITY

   The Warrant and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

    9.1. RESTRICTIVE LEGEND.

   (a) Except as otherwise provided in this Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

 " The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction and are subject to the conditions specified in a certain Warrant dated as of February 13, 1990, originally issued by HICKORY FURNITURE COMPANY. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Warrant is on file with the Secretary of HICKORY FURNITURE COMPANY. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

   (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

   "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

   9.2. NOTICE OF PROPOSED TRANSFERS. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days, prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion reasonably satisfactory to the Company that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act or the securities laws of any state or other jurisdiction. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, so notify the holder of such Warrants or such Restricted Common Stock and such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this
 Section 9.2 unless the Company is withholding such notice in bad faith.

   9.3. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

 "THE RESTRICTIONS ON TRANSFERABILITY OF THE
 WITHIN WARRANT CONTAINED IN SECTION 9 HEREOF
   TERMINATED ON_______________ 19__, AND ARE
 OF NO FURTHER FORCE AND EFFECT."

 All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed therein. Wherever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in
 Section 9.1(a).

   9.4. LISTING ON SECURITIES EXCHANGE. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during the Exercise Period.

    10. SUPPLYING INFORMATION

   The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

    11. LOSS OR MUTILATIQN

   Upon receipt by the Company from holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of Holder shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

    12. OFFICE OF THE COMPANY

   As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

    13. FINANCIAL AND BUSINESS INFORMATION

   13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three fiscal quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flow position of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year.  Such financial  statements  shall  be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flow position of the
 Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

   13.2. ANNUAL INFORMATIGN. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:



   (i) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

   (ii) audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year;

  setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

   13.3. FILINGS. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange
  Act) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

    14. REPURCHASE BY THE COMPANY OF WARRANT OR WARRANT STOCK

   14.1.  OHLIGATION TO REPURCHASE WARRANT OR WARRANT
 STOCK.

   (a) From time to time on or after September 30, 1992 and until the Expiration Date, upon written demand from any Holder, the Company shall repurchase, on the date and in the manner set forth in Section 14.2 below, from such Holder all or the portion of this Warrant or the Warrant Stock held by Holder designated in such notice for an amount determined by multiplying
 (i) the number of shares of Warrant Stock or Common Stock subject to this Warrant or portion thereof being repurchased by (ii) Sixty-Seven Dollars ($67.00). Nothing herein shall preclude the exercise by Holder of any portion of this Warrant exercisable at any time prior to such repurchase.

   (b) Notwithstanding the provisions of Section 14.1 (a), if, at any time during the period between the date on which any Holder shall have exercised its rights under Section 14.1 to cause the Company to repurchase all or a portion of such Holder's Warrant and, on or prior to the date of such repurchase, the Company shall consolidate or merge with, or sell all or substantially all of its property and assets to, any Person and the consideration received by stockholders in connection with such merger, consolidation or sale shall consist solely of cash, THEN such Holder shall (whether or not such Holder shall have previously surrendered such Holder's Warrant for repurchase by the Company pursuant to this Section 14) be entitled to receive, on the date of such repurchase, the higher of (i) the amount payable to such Holder as determined pursuant to Section 14.1(a) and (ii) and amount equal to the amount of cash such Holder would have received upon such consolidation, merger or sale had such Holder's Warrant (or the portion thereof being repurchased) been fully exercised immediately prior thereto LESS the purchase price payable at such time for the purchase of the shares of Common Stock then subject to such Holder's Warrant (or the portion thereof being repurchased).

   (c) If the number of shares of Common Stock which may be purchased upon exercise of this warrant is adjusted pursuant to Section 4 of this Warrant, the purchase price for any repurchase pursuant to Section 14.1 (the "Repurchase Price") shall be similarly adjusted so that the aggregate amount of the Repurchase Price for this Warrant shall be Four Hundred Two Thousand Dollars ($402,000.00).

   14.2. PAYMENT OF REPURCHASE PRICE.

   The Repurchase Price shall be payable in cash within 20 days following the date of the repurchase notice. The Company shall provide to Holder documentation supporting its calculation of the repurchase price. On the date of any repurchase of Warrant Stock or Warrants pursuant to Section 14.1, Holder shall assign to the Company such Holder's Warrant Stock or Warrant or portion thereof being repurchased, as the case may be, without any representation or warranty, by the surrender of such Holder's Warrant Stock or Warrant at the office of the Company referred to in Section 2.1 against payment therefor of the Repurchase Price by, at the option of such Holder, (i) wire transfer to an account in a bank located in the United States designated by such Holder for such purpose or (ii) a certified or official bank check drawn on a member of the New York Clearing House payable to the order of such Holder. If less than all of Holder's Warrant is being repurchased, the Company shall, pursuant to Section 3, cancel such Warrant and issue in the name of, and deliver to, such Holder a new Warrant for the portion not being repurchased.

    15. LIMITATION OF LIABILITY

   No provision hereof, in the absence of affirmative action by Holder to purchase shares of Cormnon Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

    16. MISCELLANEOUS

   16.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. if the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys, fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

   16.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or make if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

   (a) If to Holder or any holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose. The current address of IFII is:

 Indiana Financial Investors, Inc.
 151 North Delaware Street, Suite 425
 Indianapolis, Indiana 46204
 Attention: President

 (b) If to the Company at

 Hickory Furniture Company
 856 Seventh Avenue, S.E.
 Hickory, North Carolina 28603

  or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail.
  Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

   16.3. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

 16.4. AMENDMENT. This Warrant and all other warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.
   16.5. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

   16.6. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

   16.7.   GOVERNING LAW.     This   Warrant   shall   be
 governed by the laws of the State of Indiana, without regard to the provisions thereof relating to conflict of laws.

   IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

 Dated: February 13, 1990

                                                      HICKORY FURNITURE COMPANY


                                                      BY: /S/ RICHARD E. HENKEL
                                                 Printed: RICHARD E. HENKEL
                                                   Title: PRESIDENT AND CEO


 Attest:

      By: /S/ MICHAEL A. ROBINSON
 Printed: MICHAEL A. ROBINSON
   Title: VICE PRESIDENT OF FINANCE





                                 EXHIBIT A

                             SUBSCRIPTION FORM

              (To be executed only upon exercise of Warrant]

   The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ____ Shares of Common Stock of Hickory Furniture Company, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ____________________________and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.






                                   (Name of Registered Owner)



                                   (Signature of Registered Owner)



                                   (Street Address)



                                   (City)        (State)    (Zip Code)



 NOTICE:      The signature on this  subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.



 1179X/41


  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE
 REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM.



 1179X/42



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